American Century Mutual Funds, Inc.
Statement of Additional Information
Supplement

Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund
New Opportunities Fund ¡ NT Growth Fund ¡ NT VistaSM Fund
Select Fund ¡ Small Cap Growth Fund ¡ Ultra® Fund
Veedot® Fund ¡ VistaSM Fund

Supplement dated September 1, 2010 ¡ Statement of Additional Information dated March 1, 2010

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the Capital Growth Fund will be transferred to the American Century Growth Fund in exchange for shares of the Growth Fund.

The reorganization is expected to be effective on October 29, 2010, as of the close of the New York Stock Exchange. At that time, all references to Capital Growth should be deleted from the Statement of Additional Information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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